EXHIBIT INDEX

EXHIBIT        DESCRIPTION


EX-99.1a Amended and Restated Declaration of Trust, dated June 16, 1993 and amended May 31, 1995, is incorporated herein by reference to
               Exhibit 1 of Post-Effective Amendment No. 3 filed on April 24, 1996.

EX-99.1b Amendment to the Declaration of Trust dated October 21, 1996, is incorporated herein by reference to Exhibit 1b of Post-Effective Amendment No. 5 filed on June 27, 1997.

EX-99.2 Amended and Restated Bylaws, dated March 9, 1998, are incorporated herein by reference to Exhibit 2 of Post-Effective Amendment No. 23 to the Registration Statement of American Century Municipal Trust filed on March 26, 1998.

EX-99.4        Agreement and Plan of Reorganization is filed herein.

Ex-99.6a Management Agreement - Investor Class between American Century Investment Trust and American Century Investment Management, Inc., dated August 1, 1997, is incorporated herein by reference to Exhibit 5a of Post-Effective Amendment No. 33 to the Registration Statement of American Century Government Income Trust, filed on July 31, 1997.

EX-99.6b       Management  Agreement - Advisor  Class between  American  Century
               Investment Trust and American Century Investment Management, Inc., dated August 1, 1997 as amended as of June 1, 1998, is incorporated herein by reference to Exhibit 5b of Post-Effective Amendment No. 6 to the Registration Statement of American Century Investment Trust, filed on May 13, 1998.

EX-99.7 Distribution Agreement between American Century Investment Trust and Funds Distributor, Inc., dated January 15, 1998, is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 28 to the Registration Statement of American Century Target Maturities Trust, filed on January 30, 1998.

EX-99.9 Global Custody Agreement between The Chase Manhattan Bank and the Twentieth Century and Benham funds, dated August 9, 1996, is incorporated herein by reference to Exhibit 8 to Post-Effective Amendment No. 31 of American Century Government Income Trust filed on February 7, 1997.

EX-99.10a      Master  Distribution  and  Shareholder  Services Plan of American
               Century Government Income Trust,  American Century  International
               Bond Fund,  American Century  Investment Trust,  American Century
               Target Maturities Trust and American Century  Quantitative Equity
               Funds (Advisor Class) dated August 1, 1997, is filed herein.

EX-99.10b      Multiple  Class  Plan  of  American   Century   American  Century
               Investment Trust dated August 1, 1997, is incorporated herein by reference to Exhibit 18 of Post-Effective Amendment No. 27 to the
               Registration  Statement  of American  Century  Target  Maturities
               Trust, filed on August 28, 1997.

EX-99.10c      Amendment to Multiple Class Plan of American  Century  Investment
               Trust dated April 1, 1998 is filed herein.

EX-99.11 Opinion and Consent of Counsel as to the legality of the securities being registered is filed herein.

Ex-99.12 Opinion and Consent of Counsel as to the tax matters and consequences to shareholders is filed herein.

EX-99.13 Transfer Agency Agreeement between American Century Investment Trust and American Century Services Corporation dated August 1, 1997, is incorporated herein by reference to Exhibit 9 of Post-Effective Amendment No. 33 to the Registration Statement of American Century Government Income Trust filed on July 31, 1997.

EX-99.14a      Consent  of  Deloitte  & Touche  LLP is  incorporated  herein  by reference to Exhibit 14a of Form N-14 filed on April 17, 1998.

EX-99.14b      Consent of Coopers & Lybrand is incorporated  herein by reference to Exhibit 14b of Form N-14 filed on April 17, 1998.

EX-99.14c      Consent of Baird, Kurtz and Dobson is filed herein.

EX-99.14d      Consent of KPMG Peat Marwick is filed herein.

EX-99.16 Power of Attorney dated January 15, 1998 is incorporated herein by reference to Exhibit 16 of Form N-14 filed on April 17, 1998.

EX-99.17a      Form of Proxy is filed herein.

EX-99.17b      Prospectus  dated March 1, 1998,  for  American  Century - Benham
               Cash Reserve Fund filed as part of  Post-Effective  Amendment No.
               78 to the  Registration  Statement  of  American  Century  Mutual
               Funds, Inc. on February 26, 1998 , is incorporated herein by reference.

EX-99.17c      Statement  of  Additional  Information  dated March 1, 1998,  for
               American  Century - Benham  Cash  Reserve  Fund  filed as part of
               Post-Effective  Amendment No. 78 to the Registration Statement of
               American Century Mutual Funds, Inc. on February 26, 1998, is incorporated herein by reference.

EX-99.17d      Prospectus  dated July 1,  1998,  for  American  Century - Benham
               Prime  Money  Market  Fund  filed  as a  part  of  Post-Effective
               Amendment No. 6 to the Registration Statement of American Century
               Investment Trust on May 13, 1998, is incorporated herein by reference.

EX-99.17e      Statement  of  Additional  Information  dated July 1,  1998,  for
               American Century - Benham Prime Money Market Fund filed as a part of Post-Effective Amendment No. 6 to the Registration Statement of American Century Investment Trust on May 13, 1998, is incorporated herein by reference.

EX-99.17f      Annual  Report  dated  October 31, 1997,  for American  Century -
               Benham  Cash  Reserve  Fund  filed  on  December  29,  1997,   is
               incorporated herein by reference.

EX-99.17g      Annual  Report  dated  October 31, 1996,  for American  Century -
               Benham  Cash  Reserve  Fund  filed  on  December  23,  1996,   is
               incorporated herein by reference.

EX-99.17h      Annual  Report dated  February 28, 1998,  for American  Century -
               Benham Prime Money Market Fund filed on April 24, 1998, is incorporated herein by reference.

EX-99.17i      Annual  Report dated  February 28, 1997,  for American  Century -
               Benham Prime Money Market Fund filed on April 23, 1997, is incorporated herein by reference.